UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2021

MARQUEE RAINE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39800	98-1566891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 East 55th Street, 24th Floor

New York, NY, 10022

(Address of principal executive offices, including zip code)

(212) 603-5500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant Class A ordinary shares, par value $0.0001 per share	MRACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value of $0.0001 per share	MRAC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	MRACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 13, 2021, Marquee Raine Acquisition Corp., a Cayman Islands exempted company limited by shares (which shall migrate to and domesticate as a Delaware corporation in connection with the closing of its initial business combination) (“MRAC”) held an extraordinary general meeting of its shareholders (the “Meeting”). At the Meeting, holders of an aggregate of 33,244,326 Class A ordinary shares of MRAC, par value $0.0001 per share, and 9,343,750 Class B ordinary shares, par value $0.0001 per share (together, the “ordinary shares”), which represents 71.15% of the ordinary shares outstanding and entitled to vote as of the record date of September 3, 2021, were represented in person or by proxy.

At the Meeting, the following proposals were submitted to and approved by MRAC’s stockholders:

1.

Proposal No. 1 – The Business Combination Proposal – To consider and vote upon a proposal to approve by ordinary resolution and adopt the Agreement and Plan of Merger, dated as of April 28, 2021and amended on July 23, 2021 and September 13, 2021 (the “Merger Agreement”), by and among Enjoy Technology Inc. (“Enjoy”), MRAC and MRAC Merger Sub Corp., a wholly owned subsidiary of MRAC (“Merger Sub”). The Merger Agreement provides for, among other things, the merger of Merger Sub with and into Enjoy (the “Merger”), with Enjoy surviving the Merger as a wholly owned subsidiary of MRAC, in accordance with the terms and subject to the conditions of the Merger Agreement:

For	Against	Abstain
32,695,982	492,471	55,873

Proposal No. 1 was approved, having received the affirmative vote of holders of a majority of the ordinary shares represented in person or by proxy and entitled to vote thereon and who vote at the extraordinary general meeting.

2.

Proposal No. 2 – The Domestication Proposal – To consider and vote upon a proposal to approve by special resolution, the change of MRAC’s jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication” and, together with the Merger, the “Business Combination”):

For	Against	Abstain
32,694,962	492,471	56,893

Proposal No. 2 was approved, having received the affirmative vote of holders of at least two-thirds of the ordinary shares represented in person or by proxy and entitled to vote thereon and who vote at the extraordinary general meeting.

3.

Proposal No. 3 – The Organizational Documents Proposal – To consider and vote upon a proposal to approve by special resolution and adopt the proposed new certificate of incorporation (“Proposed Certificate of Incorporation”) and the proposed new bylaws (“Proposed Bylaws”) of Marquee Raine Acquisition Corp., a corporation incorporated in the State of Delaware, and the filing with and acceptance by the Secretary of State of Delaware of the certificate of domestication in accordance with Section 388 of the Delaware General Corporation Law, which will be renamed “Enjoy Technology, Inc.” in connection with the Business Combination (MRAC after the Domestication, including after such change of name, is referred to herein as “New Enjoy”):

For	Against	Abstain
32,693,982	493,471	56,873

Proposal No. 3 was approved, having received the affirmative vote of holders of at least two-thirds of the ordinary shares represented in person or by proxy and entitled to vote thereon and who vote at the extraordinary general meeting.

4.

Proposal No. 4 – The Governance Proposal – To consider and vote upon, on a non-binding advisory basis, certain material differences between MRAC’s Amended and Restated Memorandum and Articles of Association (as may be amended from time to time and the Proposed Certificate of Incorporation and Proposed Bylaws, presented separately in accordance with the United States Securities and Exchange Commission requirements, as follows:

4a. Change the Authorized Capital Stock — To provide authorization to change the authorized capital stock of MRAC from (i) 500,000,000 MRAC Class A Ordinary Shares, 50,000,000 MRAC Class B Ordinary Shares and 5,000,000 preferred shares, par value $0.0001 per share, of MRAC to (ii) 500,000,000 shares of New Enjoy common stock (“New Enjoy Common Stock”) and 10,000,000 shares of New Enjoy preferred stock:

For	Against	Abstain
32,215,579	779,892	248,855

4b. Change the Stockholder Vote Required to Amend the Certificate of Incorporation — To require the affirmative vote of holders of at least 66 2/3% of the voting power of all then-outstanding New Enjoy Common Stock entitled to vote generally in the election of directors, voting together as a single class, to adopt, amend or repeal the Proposed Bylaws and the provisions in the Proposed Certificate of Incorporation related to Directors, Indemnification and Limitation on Liability of Directors, Forum Selection and Amendments:

For	Against	Abstain
29,973,785	3,021,887	248,654

4c. Establish a Classified Board of Directors — To divide New Enjoy’s board of directors into three classes, with only one class of directors being elected in each year and each class serving a three-year term:

For	Against	Abstain
29,267,622	3,727,070	249,634

4d. Delaware as Exclusive Forum — To provide that, unless New Enjoy consents in writing to the selection of an alternative forum, the Court of the Chancery of the State of Delaware shall be the sole and exclusive forum for the certain types actions or proceedings under Delaware statutory or common law, subject to certain exceptions with respect to actions or proceedings existing under the federal securities laws:

For	Against	Abstain
30,056,950	2,937,660	249,716

Proposals No. 4a, 4b, 4c and 4d were approved, having received the affirmative vote of holders of a majority of the ordinary shares represented in person or by proxy and entitled to vote thereon and who vote at the extraordinary general meeting.

5.

Proposal No. 5 – The Director Election Proposal – To consider and vote upon a proposal to elect eight directors who upon, consummation of the Business Combination, will be the directors of New Enjoy, with each initial Class I director having a term that expires at the first annual meeting of the stockholders following the effectiveness of the Proposed Certificate of Incorporation, each initial Class II director having a term that expires at the second annual meeting of the stockholders following the effectiveness of the Proposed Certificate of Incorporation and each initial Class III director having a term that expires at the third annual meeting of the stockholders following the effectiveness of the Proposed Certificate of Incorporation. At each succeeding annual meeting of the stockholders of the Company, beginning with the first annual meeting of the stockholders of New Enjoy following the effectiveness of this Proposed Certificate of Incorporation, each of the successors elected to replace the class of directors whose term expires at that annual meeting shall be elected for a three-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal:

Class I Nominees:

a.	Fred Harmon

For	Against	Abstain
32,407,074	70	837,182

b.	Salaam Coleman Smith

For	Against	Abstain
32,407,074	70	837,182

Class II Nominees:

c.	Denise Young Smith

For	Against	Abstain
32,406,474	670	837,182

d.	Jonathan Mariner

For	Against	Abstain
31,587,237	820,411	836,678

e.	Brett Varsov

For	Against	Abstain
32,407,004	140	837,182

Class III Nominees:

f.	Ron Johnson

For	Against	Abstain
32,308,628	100,140	835,558

g.	Gideon Yu

For	Against	Abstain
32,407,094	150	837,082

h.	Thomas Ricketts

For	Against	Abstain
33,185,681	150	58,495

All nominees for election to the board of directors of New Enjoy following the consummation of the Business Combination were elected, each such nominee having received the affirmative vote of holders of a majority of the ordinary shares represented in person or by proxy and entitled to vote thereon and who vote at the extraordinary general meeting.

6.

Proposal No. 6 – The Stock Issuance Proposal – To consider and vote upon a proposal to approve by ordinary resolution, for the purposes of complying with the applicable provisions of Nasdaq Rule 5635, the issuance of New Enjoy Common Stock, par value $0.0001 per share to (a) the PIPE Investors (including the Backstop Investors) pursuant to the PIPE Investment (including the Backstop Investment, if any) (each as defined in the proxy statement/prospectus) and (b) Enjoy’s stockholders pursuant to the Merger Agreement:

For	Against	Abstain
32,692,192	494,971	57,163

Proposal No. 6 was approved, having received the affirmative vote of holders of a majority of the ordinary shares represented in person or by proxy and entitled to vote thereon and who vote at the extraordinary general meeting.

7.	Proposal No. 7 – The Incentive Award Plan Proposal – To consider and vote upon a proposal to approve by ordinary resolution, the Enjoy Technology, Inc. 2021 Incentive Award Plan:

For	Against	Abstain
31,504,989	1,681,574	57,763

Proposal No. 7 was approved, having received the affirmative vote of a majority of the ordinary shares represented in person or by proxy and entitled to vote thereon and who vote at the extraordinary general meeting.

8.	Proposal No. 8 – The ESPP Proposal – To consider and vote upon a proposal to approve by ordinary resolution, the Enjoy Technology, Inc. 2021 Employee Stock Purchase Plan:

For	Against	Abstain
31,740,749	1,445,782	57,795

Proposal No. 8 was approved, having received the affirmative vote of a majority of the ordinary shares represented in person or by proxy and entitled to vote thereon and who vote at the extraordinary general meeting.

9.	Proposal No. 9 – The Adjournment Proposal

Because there were sufficient votes to approve each of the above proposals, and it was not otherwise deemed necessary or appropriate to adjourn the Meeting to a later date, Proposal No. 9 – the proposal to adjourn the Meeting, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of one or more of the proposals was not called to a vote.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marquee Raine Acquisition Corp.

Date: October 13, 2021	By:	/s/ Joseph Beyrouty
	Name:	Joseph Beyrouty
	Title:	Chief Financial Officer